EXHIBIT 10.9


     FIRST AMENDMENT dated as of August 8, 1997 (this "Amendment"), to the COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT dated as of May 16, 1996 (the "Agreement"), among TUPPERWARE CORPORATION, the BORROWING SUBSIDIARIES (as defined in the Agreement), the LENDERS (as defined in the Agreement) and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent").


          A. Tupperware Corporation has requested that the Lenders amend certain provisions of the Agreement. The Lenders are willing to enter into this Amendment, subject to the terms and conditions of this Amendment.

          B. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

          Accordingly, in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  Amendment to Article I.
The following amendments are made to the definitions contained in Article I of the Agreement:

          (a) The definition of "Applicable Margin" is hereby amended to read as follows: "Applicable Margin" shall mean on any date, with respect to Eurocurrency Standby Loans or, as the case may be, L/C Participation Fees, the applicable percentage set forth below based upon the Ratings most recently announced by the Rating Agencies as of such date:

Category 1                             Percentage

Aa3 or higher by Moody's;               .1150%
AA- or higher by S&P

Category 2

A2 or higher by Moody's;                .1350%
A or higher by S&P

Category 3

A3 by Moody's;                          .1500%
A- by S&P

Category 4

Baa1 by Moody's;                        .1850%
BBB+ by S&P

Category 5

Baa2 by Moody's;                        .2000%
BBB by S&P

Category 6

Baa3 by Moody's;                        .2500%
BBB- by S&P

Category 7

Ba1 or lower by Moody's;                .4500%
BB+ or lower by S&P

For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a Rating, then such Rating Agency shall be deemed to have established a rating in Category 7; (ii) if the Ratings established or deemed to have been established shall fall within different Categories, then (x) if such Ratings shall differ by only one Category or if one of such Ratings shall be deemed to be in Category 7 because the applicable Rating Agency shall not yet have established a Rating, the Applicable Margin shall be based upon the higher of the two Ratings, (y) if such Ratings shall differ by only two Categories, the Applicable Margin shall be determined by reference to the Category that falls between the two Categories in which the Ratings shall fall and (z) otherwise, the Applicable Margin shall be determined by reference to the Category one level above that in which the lower of the two Ratings shall fall (and for these purposes one Category is above another if the Ratings it contains are superior to those in such other Category), and (iii) if any Rating shall be changed (other than as a result of a change in the rating system of the applicable Rating Agency), such change shall be effective as of the date on which it is first announced by the Rating Agency making such change. Each such change in the Applicable Margin shall apply to all outstanding Eurocurrency Standby Loans during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of any Rating Agency shall change, or if any Rating Agency shall cease to be in the business of rating corporate debt obligations or shall have terminated its Rating for reasons outside the control of the Company, the parties hereto shall negotiate in good faith to amend this definition to reflect such changed rating system or the absence of such Rating, and pending the effectiveness of any such amendment, the Applicable Margin shall be determined by reference to the Rating from the other Rating Agency.

          (b) The definition of "Borrowing Subsidiary" is hereby amended to read as follows: "Borrowing Subsidiary" shall mean any Subsidiary of the Company designated as a Borrowing Subsidiary by the Company pursuant to Section 2.21.

          (c) The definition of "Excluded Taxes" is hereby amended by adding the following sentence to the end thereof: "It is understood and agreed that any withholding tax attributable to the designation of a Borrowing Subsidiary or the making of any payment from a location outside the United States of America after such time shall not be an Excluded Tax."

          (d) The definition of "Facility Fee Percentage" is hereby amended to read as follows: "Facility Fee Percentage" shall mean on any date the applicable percentage set forth below based upon the Ratings most recently announced by the Rating Agencies as of such date:

Category 1                              Percentage

Aa3 or higher by Moody's;               .0600%
AA- or higher by S&P

Category 2

A2 or higher by Moody's;                .0650%
A or higher by S&P

Category 3

A3 by Moody's;                          .0750%
A- by S&P

Category 4

Baa1 by Moody's;                        .0900%
BBB+ by S&P

Category 5

Baa2 by Moody's;                        .1000%
BBB by S&P

Category 6

Baa3 by Moody's;                        .1500%
BBB- by S&P

Category 7

Ba1 or lower by Moody's;                .1750%
BB+ or lower by S&P

For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a Rating, then such Rating Agency shall be deemed to have established a rating in Category 7; (ii) if the Ratings established or deemed to have been established shall fall within different Categories, then (x) if such Ratings shall differ by only one Category or if one of such Ratings shall be deemed to be in Category 7 because the applicable Rating Agency shall not yet have established a Rating, the Facility Fee Percentage shall be based upon the higher of the two Ratings, (y) if such Ratings shall differ by only two Categories, the Facility Fee Percentage shall be determined by reference to the Category that falls between the two Categories in which the Ratings shall fall and (z) otherwise, the Facility Fee Percentage shall be determined by reference to the Category one level above that in which the lower of the two
Ratings shall fall (and for these purposes one Category is above another if the Ratings it contains are superior to those in such other Category), and (iii) if any Rating shall be changed (other than as a result of a change in the rating system of the applicable Rating Agency), such change shall be effective as of the date on which it is first announced by the Rating Agency making such change. Each such change in the Facility Fee Percentage shall apply at any time during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of any Rating Agency shall change, or if any Rating Agency shall cease to be in the business of rating corporate debt obligations or shall have terminated its Rating for reasons outside the control of the Company, the parties hereto shall negotiate in good faith to amend this definition to reflect such changed rating system or the absence of such Rating, and pending the effectiveness of any such amendment, the Facility Fee Percentage shall be determined by reference to the Rating from the other Rating Agency.

          (e) The definition of "Guarantor" is hereby amended to read as follows: "Guarantor" shall mean (a) the Company and (b) each Domestic Borrowing Subsidiary (other than any Domestic Borrowing Subsidiary (i) that has no significant assets or operations or (ii) that has not directly or indirectly borrowed Loans or obtained Letters of Credit in an aggregate principal and/or face amount of $1,000,000 or more).

          (f) The definition of "Maturity Date" is hereby amended to read as follows: "Maturity Date" shall mean August 8, 2002.

          SECTION 2.  Amendment to Section 2.19.
Section 2.19 of the Agreement is hereby amended by adding the following clause (f) to the end thereof:

          "(f) If the Agent, any Lender or any Fronting Bank (as the case may be) receives a refund of any Taxes or Other Taxes for which the Agent, such Lender, or such Fronting Bank (as the case may be) has received payment from any Borrower hereunder, it shall promptly notify such Borrower thereof and shall promptly repay such refund, without interest and net of any expenses incurred; provided that such Borrower, upon the request of the Agent, such Lender or such Fronting Bank (as the case may be), agrees to return the amount of such refund (plus any penalties, interest or other charges required to be paid) to the Agent, such Lender or such Fronting Bank (as the case may be) in the event the Agent, such Lender or such Fronting Bank (as the case may be) is required to repay such amount to the relevant Governmental Authority."

          SECTION 3.  Amendment to Section 5.01.(d).
Section 5.01.(d) of the Agreement is hereby amended as of the Effective Date by deleting the phrase "5.03(b), 5.03(c), 5.03(i), 5.03(k), 5.06,"
from the seventh line thereof.

          SECTION 4.  Amendment to Section 5.06.
Section 5.06. of the Agreement is hereby amended as of the Effective Date to read as follows:

          "The Subsidiaries will not issue any preferred stock or create, incur, assume or permit to exist any Debt except (i) preferred stock of Subsidiaries in an aggregate stated value not in excess of $25,000,000, (ii) Debt created hereunder and under the Multicurrency Addenda, (iii) Debt of Foreign Finance Subsidiaries in an aggregate amount for all such Foreign Finance Subsidiaries not in excess of the amount of any Debt of such Foreign Finance Subsidiaries outstanding as of August 8, 1997, plus $300,000,000, (iv) preferred stock or Debt of a Wholly-Owned Consolidated Subsidiary issued or payable to the Company or another Wholly-Owned Consolidated Subsidiary; provided that the Company or such other Wholly-Owned Consolidated Subsidiary may not suffer to exist any Lien on any instrument representing such preferred stock or Debt or the right to payment on such preferred stock or Debt, as the case may be and (v) other Debt in an aggregate amount for all Subsidiaries not in excess of $200,000,000."

          Section 5.  Purchase and Sale of Commitments and Loans.

          (a)  Upon the satisfaction of the conditions set forth in
     Section 7 hereof on the Effective Date, but immediately prior to any borrowing on such date under the Agreement, without the necessity of further action by any party, the Lenders specified on Schedule 1 hereto as "Selling Lenders" shall sell, transfer and assign to the Lenders specified on Schedule 1 hereto as "Purchasing Lenders" all of such Selling Lender's right, title and interest in and to its Commitment, to the extent set forth on Schedule 1 hereto, together with its L/C Commitment, its outstanding Loans and participations in Letters of Credit, so as to reflect such transfer, and each Purchasing Lender shall purchase, take and acquire from the Selling Lenders a portion of the Selling Lenders' right, title and interest in and to its Commitment together with its L/C Commitment, its outstanding Loans and participations in Letters of Credit, so that after giving effect to all such transfers, the Commitments of each of the Lenders (including Lenders which are not Selling Lenders or Purchasing Lenders) shall be as specified on Schedule 1 hereto.

          (b) Prior to the Effective Date, the Agent shall notify each Purchasing Lender and each Selling Lender of the amounts to be funded and received, respectively, by each Purchasing Lender and Selling Lender in order to give effect to the foregoing transfers and to ensure that the outstanding Loans and Letter of Credit participations of each of the Lenders properly reflect such transfers. Each Selling Bank shall, to the extent provided in this Amendment, relinquish its rights and be released from its obligations under the Agreement.

          (c) Each Selling Lender hereby agrees that any unpaid Facility Fee owed to it as of the Effective Date shall be paid by the Borrower to the Agent on September 30, 1997, and distributed to such Lender on such date.

          SECTION 6.  Representations, Warranties and Agreements.
Tupperware Corporation hereby represents and warrants to and agrees with each Lender and the Agent, before and after the Effective Date (as defined below), that:

          (a) The representations and warranties set forth in Article IV of the Agreement are true and correct in all material respects with the same effect as if made on the Effective Date (as defined below), except to the extent such representations and warranties expressly relate to an earlier date.

          (b) Tupperware Corporation has the requisite power and authority to execute, deliver and perform its obligations under this Amendment.

          (c) The execution, delivery and performance by Tupperware Corporation of this Amendment (i) have been duly authorized by all requisite action and (ii) will not (I) violate (x) any provision of law, statute, rule or regulation, or of the certificate of incorporation, by-laws or other constitutive documents of Tupperware Corporation, (y) any order of any governmental court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign or (z) any provision of any indenture, any agreement for borrowed money, or any other material agreement or instrument to which Tupperware Corporation is a party or by which Tupperware Corporation or any of its property is or may be bound,
     (II) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement for borrowed money or other material agreement or instrument or (III) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Tupperware Corporation or any Subsidiary.

          (d) This Amendment has been duly executed and delivered by Tupperware Corporation. Each of this Amendment and the Agreement as amended hereby constitutes a legal, valid and binding obligation of Tupperware Corporation, enforceable against Tupperware Corporation in accordance with its terms, except as enforceability may be limited by
     (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general principals of equity.

          (e) No Event of Default or Default has occurred and is continuing.

          SECTION 7. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction in full of the following conditions precedent on or prior to August 8, 1997 (such date, in the event that each of the conditions has been satisfied on or prior thereto, being called herein the "Effective Date"):

          (a) The Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of Tupperware Corporation, the Agent and each Lender.

          (b) All legal matters incident to this Amendment shall be satisfactory to the Lenders, the Agent and Cravath, Swaine & Moore, counsel for the Agent.

          (c) The Agent shall have received such other documents, instruments and certificates as it or its counsel shall reasonably request.

          SECTION 8. Agreement. Except as specifically amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Agreement shall mean the Agreement as amended hereby.

          SECTION 9. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                         TUPPERWARE CORPORATION

                         By

                           Name:  Mark H. Bobek
                           Title: Vice President and Treasurer


                         THE CHASE MANHATTAN BANK, individually
                         and as Agent

                         By

                         Name:
                         Title:

                         ABN AMRO BANK N.V., ATLANTA AGENCY

                         By

                         Name:
                         Title:

                         By

                         Name:
                         Title:

                         BANK OF AMERICA NATIONAL TRUST & SAVINGS
                         ASSOCIATION, individually and as Co-Agent

                         By

                         Name:
                         Title:

                         BANKERS TRUST COMPANY

                         By

                         Name:
                         Title:

                         CITIBANK, N.A., individually and as Co-Agent

                         By
                         Name:
                         Title:

                         COMMERZBANK AG, ATLANTA AGENCY

                         By

                         Name:
                         Title:

                         By

                         Name:
                         Title:

                         CREDIT LYONNAIS CHICAGO BRANCH

                         By


                         Name:
                         Title:

                         THE FIRST NATIONAL BANK OF CHICAGO

                         By

                         Name:
                         Title:

                         THE FUJI BANK AND TRUST COMPANY

                         By

                         Name:
                         Title:


                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                         By

                         Name:
                         Title:


                         NORTHERN TRUST COMPANY

                         By

                         Name:
                         Title:

                         ROYAL BANK OF CANADA

                         By

                         Name:
                         Title:

                         THE SANWA BANK, LIMITED, ATLANTA AGENCY

                         By

                         Name:
                         Title:

                         THE SUMITOMO BANK, LIMITED, ATLANTA AGENCY

                         By

                         Name:
                         Title:

SCHEDULE 1

     INSTITUTION        PRE-FIRST AMENDMENT      POST-FIRST AMENDMENT
                            COMMITMENT                COMMITMENT

The Chase Manhattan        $30,000,000.00           $35,000,000.00
Bank, as a Purchasing
Lender

Bank of America            $25,000,000.00           $30,000,000.00
National Trust &
Savings Association, as
a Purchasing Lender

Citibank, N.A., as a       $25,000,000.00           $30,000,000.00
Purchasing Lender

Bankers Trust Company,     $20,000,000.00           $25,000,000.00
as a Purchasing Lender

Commerzbank AG, Atlanta    $20,000,000.00           $25,000,000.00
Agency, as a Purchasing
Lender

The First National Bank    $20,000,000.00           $25,000,000.00
of Chicago, as a
Purchasing Lender

Morgan Guaranty Trust      $20,000,000.00           $25,000,000.00
Company of New York, as
a Purchasing Lender

Royal Bank of Canada,      $20,000,000.00           $25,000,000.00
as a Purchasing Lender

ABN AMRO Bank N.V.,        $20,000,000.00           $20,000,000.00
Atlanta Agency

The Fuji Bank and Trust    $20,000,000.00           $20,000,000.00
Company

Northern Trust Company     $20,000,000.00           $20,000,000.00

The Sanwa Bank,            $20,000,000.00           $20,000,000.00
Limited, Atlanta Agency

Credit Lyonnais Chicago    $20,000,000.00                    $0.00
Branch, as a Selling
Lender

The Sumitomo Bank,         $20,000,000.00                    $0.00
Limited, Atlanta
Agency, as a Selling
Lender
                          ---------------          ---------------

Total                     $300,000,000.00          $300,000,000.00
                          ===============          ===============
